                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, her true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for her and in her name, place and stead, to sign on her behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January     7   , 1997
        --------



                                           /s/ Charles L. Blackburn
                                  ----------------------------------------
                                               Charles L. Blackburn

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    13   , 1997
        --------




                                              /s/ Cedric Bridger
                                  -----------------------------------------
                                                  Cedric Bridger

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    2   , 1997
        -------



                                           /s/ Linda R. Engelbrecht
                                  ----------------------------------------
                                               Linda R. Engelbrecht

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January 1, 1997



                                            /s/ George L. Jackson
                                  ----------------------------------------
                                                George L. Jackson

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    13   , 1997
        --------



                                             /s/ Nells Leon
                                  ----------------------------------------
                                                 Nells Leon

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That each undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    15   , 1997
        --------



                                            /s/ James R. Lesch
                                  ----------------------------------------
                                                James R. Lesch

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January   27  , 1997
        ------



                                            /s/ W. Mark Miller
                                  ----------------------------------------
                                                W. Mark Miller

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    2   , 1997
        -------



                                               /s/ Roberto Monti
                                  ----------------------------------------
                                                   Roberto Monti

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    7   , 1997
        -------



                                            /s/ P. Dexter Peacock
                                  ----------------------------------------
                                                P. Dexter Peacock

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS



     That the undersigned hereby constitutes and appoints Lynne P. Ciuba, H. R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation"), the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1996, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


January    11   , 1997
        --------



                                               /s/ R. A. Walker
                                  ----------------------------------------
                                                   R. A. Walker